ACCOUNTS RECEIVABLE NET (Details1) - USD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
ACCOUNTS RECEIVABLE NET
Beginning balance	$ 598,993	$ 0
Movements during the year	(413,669)	611,819
Exchange rate difference	(15,994)	(12,826)
Ending balance	$ 169,330	$ 598,993